UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 5, 2024
Date of Report (Date of earliest event reported)

Flotek Industries, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-13270	90-0023731
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
5775 N. Sam Houston Parkway W., Suite 400 Houston, TX, 77086
(Address of principal executive office and zip code)

(713) 849-9911
(Registrant’s telephone number, including area code)

(Not applicable)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of Exchange on which registered
Common Stock, $0.0001 par value	FTK	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement
On August 14, 2023, Flotek Industries, Inc. (the “Company”) entered into a Revolving Loan and Security Agreement (the “Loan Agreement”) with Flotek Chemistry, LLC and JP3 Measurement, LLC, wholly owned subsidiaries of the Company (collectively with the Company, the “Borrowers”), and Amerisource Funding, Inc. (“Amerisource”), as lender. The Loan Agreement was subsequently amended effective October 5, 2023 by that certain First Amendment to the Loan Agreement (the “First Amendment”). Effective August 5, 2024, the Company entered into that certain Second Amendment to The Loan Agreement (the “Second Amendment”).

Among other matters, the Second Amendment amends the Loan Agreement as follows: (i) the total commitment of the loan is increased to $20,000,000, (ii) the stated maturity date is extended for an additional 12 months, (iii) the applicable margin is decreased by 0.50%, and (iv) various modifications are made to the borrowing base and criteria for eligible receivables and eligible pledged real estate. The foregoing description of the Second Amendment does not purport to be complete and is qualified in its entirety by reference to the complete text of the Second Amendment, which is filed herewith as Exhibit 10.1 and incorporated by reference herein.

Item 2.02	Results of Operations and Financial Condition
On August 6, 2024, the Company issued a press release providing its financial results for the quarter ended June 30, 2024 and announcing that it will hold a conference call to discuss its operating results. The press release is furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information furnished pursuant to Item 2.02 of this Current Report on Form 8-K and in Exhibit 99.1 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), is not subject to the liabilities of that section and is not deemed incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise expressly stated in such filing.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
The information provided under Item 1.01 of this Current Report on Form 8-K regarding each of the transactions described therein is also responsive to Item 2.03 of this Current Report on Form 8-K and is hereby incorporated by reference into this Item 2.03.

Item 7.01	Regulation FD Disclosure
On August 6, 2024, the Company provided on its website a presentation containing information relating to its current operations and financial results. A copy of the presentation is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

The information furnished pursuant to Item 7.01 of this Current Report on 8-K and in Exhibit 99.2 shall not be deemed to be “filed” for the purposes of the Exchange Act, is not subject to the liabilities of that section and is not deemed incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise expressly stated in such filing.

Item 9.01	Financial Statements and Exhibits.
d) Exhibits.

Exhibit Number	Description

10.1
Second Amendment to That Certain Revolving Loan and Security Agreement, effective August 5, 2024, among Flotek Industries, Inc., Flotek Chemistry, LLC and JP3 Measurement, LLC, as borrowers, and Amerisource Funding, Inc., as lender

99.1	Press Release dated August 6, 2024

99.2	Presentation of Flotek Industries, Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLOTEK INDUSTRIES, INC.
Date: August 6, 2024	/s/ Bond Clement
	Name:	Bond Clement
	Title:	Chief Financial Officer